EXHIBIT 24.1


                                POWER OF ATTORNEY


         KNOW  ALL MEN BY THESE  PRESENTS,  that the  undersigned  Officers  and
Directors of Sodexho Marriott Services, Inc., a Delaware corporation (the "Corporation"), hereby constitute and appoint Michel Landel, John Bush and Robert A. Stern, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as Officers and as Directors of the Corporation, a Registration Statement on Form S-8 (or other appropriate form) relating to the proposed issuance of Common Stock and other securities pursuant to employee options under the Employee Stock Purchase Plan (or any and all amendments, including post-effective amendments, to such Registration Statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with full power of substitution; hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


SIGNATURE                                                     TITLE                                        DATE
---------                                                     -----                                        ----


/S/ MICHEL LANDEL                             President and Chief Executive Officer                   April 19, 2000
---------------------------------                 (Principal Executive Officer)
Michel Landel

/S/ JOHN BUSH                                       Senior Vice President and                         April 19, 2000
---------------------------------                  Chief Financial Officer and
John Bush                                        Acting Chief Accounting Officer
                                                  (Principal Financial Officer)


/S/ DANIEL J. ALTOBELLO
---------------------------------
Daniel J. Altobello
                                                             Director                                 April 19, 2000
/S/ PIERRE BELLON
---------------------------------
Pierre Bellon
                                                             Director                                 April 19, 2000
/S/ BERNARD CARTON
---------------------------------
Bernard Carton
                                                             Director                                 April 19, 2000
/S/ DOCTOR R. CRANTS
---------------------------------
Doctor R. Crants
                                                             Director                                 April 19, 2000
/S/ EDOUARD DE ROYERE
---------------------------------
Edouard de Royere
                                                             Director                                 April 19, 2000



/S/ JOHN W. MARRIOTT III
---------------------------------
John W. Marriott III
                                                             Director                                 April 19, 2000
/S/ WILLIAM J. SHAW
---------------------------------
William J. Shaw
                                                             Director                                 April 19, 2000



Pursuant to the requirements of the Securities Act of 1933, the Sodexho Marriott Services Employee Stock Purchase Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Gaithersburg, State of Maryland, on the 19th day of April, 2000.


                                                SODEXHO MARRIOTT SERVICES
                                                EMPLOYEE STOCK PURCHASE PLAN

                                                BY:   /S/ OLLIE LAWRENCE, JR.
                                                   -----------------------------

                                                NAME:  OLLIE LAWRENCE, JR.
                                                     ---------------------------

                                                TITLE: PLAN ADMINISTRATOR
                                                      --------------------------